FOREIGN CURRENCY TRANSLATION (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Foreign currency translation on:
Property, plant and equipment, at fair value	$ (2,501)	$ 2,640	$ (1,490)
Goodwill	(94)	149	(126)
Borrowings	874	(713)	545
Deferred income tax liabilities and assets	445	(670)	454
Other assets and liabilities	(10)	(132)	59
Foreign currency translation, net	$ (1,286)	$ 1,274	$ (558)